Exhibit 10.24

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT (this “Amendment”), dated as of September         , 2007, by and among Integrated Electrical Services, Inc., a Delaware corporation (“Company”), and the stockholders signatories hereto, amends that certain Registration Rights Agreement dated as of May 12, 2006 (the “Registration Rights Agreement”) by and among the Company and the stockholders party thereto.

W I T N E S S E T H :

WHEREAS, the parties hereto wish to amend the terms of the Registration Rights Agreement, as set forth herein; and;

WHEREAS, capitalized terms used herein without definition shall have the respective meaning assigned to such terms in the Registration Rights Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Amendment to Definition of “Additional Holders”. The definition of “Additional Holders” is hereby amended and restated as follows:

“‘Additional Holders’ shall mean (a) any Affiliate of any Holder who acquires Common Stock or Other Securities and (b) the Permitted Assignees of Registrable Securities who, from time to time, acquire Registrable Securities from a Holder or Holders and own Registrable Securities at the relevant time, agree to be bound by the terms hereof and become Holders for purposes of this Agreement.”

2. Holders. Without limitation on any party which may acquire Registrable Securities in the future and become party to the Registration Rights Agreement, the following are Holders for purposes of the Registration Rights Agreement:

Tontine Capital Partners, L.P.

Tontine Partners, L.P.

Tontine Overseas Associates, L.L.C.

Tontine Overseas Fund, Ltd.

Tontine Capital Overseas Master Fund, L.P.

Jeffrey L. Gendell

3. Ratification of Agreement. Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Registration Rights Agreement as of the date first written above.

COMPANY

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock
Name: Curt L. Warnock
Title: Senior Vice President

HOLDERS

TONTINE CAPITAL PARTNERS, L.P.
TONTINE PARTNERS, L.P.
TONTINE OVERSEAS ASSOCIATES, L.L.C.
TONTINE OVERSEAS FUND, LTD.
TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.
JEFFREY L. GENDELL

By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, individually, and as managing member of Tontine Capital Management, L.L.C., general partner of Tontine Capital Partners, L.P., and as managing member of Tontine Management, L.L.C., general partner of Tontine Partners, L.P., and as managing member of Tontine Overseas Associates, L.L.C., the investment adviser to Tontine Overseas Fund, Ltd., and as managing member of Tontine Capital Overseas GP, L.L.C., general partner of Tontine Capital Overseas Master Fund, L.P.

Signature Page to First Amendment

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